UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2026

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Andreas W. Mattes as Director

On July 28, 2026, the Board of Directors (the “Board”) of Wolfspeed, Inc. (the “Company”) appointed Andreas (“Andy”) W. Mattes as a member of the Board and as a member and the chair of the Compensation Committee of the Board, with such appointments effective immediately.

Mr. Mattes, age 65, served as the President and Chief Executive Officer of Coherent, Inc. (Nasdaq: COHR), a leading provider of laser and laser-based technologies for scientific, commercial, and industrial applications, from April 2020 to July 2022. Prior to Coherent, from July 2019 to April 2020, Mr. Mattes served as a Senior Advisor at McKinsey & Company, where he focused on advising international businesses on high-impact transformations, agile change, and positioning companies for growth. He has held senior leadership roles at Diebold Nixdorf, Hewlett Packard and Siemens. Mr. Mattes currently serves as a member of the Supervisory Board of ams-OSRAM AG and as Chairman of the Supervisory Board of AT&S AG (Austria Technologie & Systemtechnik), and serves on the board of directors of Cohu, Inc. (Nasdaq: COHU).

Mr. Mattes will receive an annual cash retainer of $80,000 for service as a member of the Board and an additional annual cash retainer of $20,000 for service as chair of the Compensation Committee of the Board. In addition, Mr. Mattes is eligible to participate in the 2025 Management Incentive Compensation Plan. Mr. Mattes will receive an initial equity award of restricted stock units (“RSUs”) with a grant date fair value equal to $500,000, which will vest as to one-third of the RSUs on the first anniversary of the date of grant and as to the remaining RSUs in equal quarterly installments over the following two years. Mr. Mattes will also be eligible for an annual equity award of RSUs with a grant date fair value equal to $200,000, which will vest in full on the first anniversary of the date of grant.

In connection with his election, Mr. Mattes will enter into the Company’s standard indemnification agreement for directors and officers, a copy of which is filed as Exhibit 10.6 to the Company’s Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2025, and is incorporated herein by reference.

There are no arrangements or understandings pursuant to which Mr. Mattes was elected as a director. Mr. Mattes is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended. The Board determined that Mr. Mattes satisfies the New York Stock Exchange definition of “independent director.”

A copy of the Company’s press release announcing the appointment of Mr. Mattes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

2026 Annual Meeting of Stockholders

The Company expects to hold its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) on Tuesday, October 27, 2026. As the date of the 2026 Annual Meeting has been advanced by more than 30 days from the anniversary date of the Company’s 2025 Annual Meeting of Stockholders held on December 16, 2025 (the “2025 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing its stockholders of such change. The time, location, and format of the 2026 Annual Meeting will be as set forth in the Company’s proxy statement for the 2026 Annual Meeting (the “Proxy Statement”).

The previously announced deadlines for submitting stockholder proposals under Rule 14a-8 under the Exchange Act (“Rule 14a-8”), as well as the deadlines for submitting director nominations or other proposals outside of Rule 14a-8 pursuant to the Company’s Bylaws and Rule 14a-19 of the Exchange Act, as set forth in the Company’s proxy statement for the 2025 Annual Meeting, filed with the SEC on October 23, 2025, no longer apply.

To be included in the proxy materials for the 2026 Annual Meeting, stockholder proposals submitted in compliance with Rule 14a-8 must be received in writing no later than August 7, 2026, which the Company has determined to be a reasonable time before it expects to begin printing and distributing its proxy materials for the 2026 Annual Meeting. Any written communication should be addressed to the attention of the Corporate Secretary at Wolfspeed, Inc., 4600 Silicon Drive, Durham, North Carolina 27703.

In accordance with the Company’s Bylaws, if an eligible stockholder wishes to make a nomination for director, or wishes to introduce any business at the 2026 Annual Meeting, such stockholder must give the Company advance notice in accordance with the Company’s Bylaws. To be timely, the Company must receive such notice for its 2026 Annual Meeting at the address set forth above no later than August 7, 2026.

In addition, to comply with the universal proxy rules, stockholders who have properly and timely submitted a nomination for a director or directors and intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than August 28, 2026.

All proposals, nominations, and/or notices must be delivered to the Company in compliance with all applicable SEC rules and regulations and the Company’s Bylaws.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated July 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Melissa Garrett
Melissa Garrett
Senior Vice President and General Counsel

Date: July 29, 2026